SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28 2005

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On April 28, 2005, FTI Consulting, Inc. (“FTI”) held a conference call relating to our financial results for the first quarter ended March 31, 2005, and other information, including operating results by business segment, and other developments and our outlook for the remainder of 2005. The full text of the Transcript of the conference call is set forth in Exhibit 99.1 hereto.

The Transcript may contain some discussion regarding FTI’s earnings from operations before interest, taxes, depreciation and amortization (EBITDA) and EBITDA by business segment. Although EBITDA is not a measure of financial condition or performance determined in accordance with Generally Accepted Accounting Principles, FTI believes that it is a useful operating performance measure for evaluating our results of operations from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performances of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or anticipates acquiring. EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. In addition, because the calculation of EBITDA in the maintenance covenants contained in FTI’s credit facilities is based on accounting policies in use, consistently applied from the time the indebtedness was incurred, EBITDA as a supplemental financial measure is also indicative of FTI’s capacity to service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. EBITDA for purposes of those covenants is not calculated in the same manner as they have been presented in the tables that accompanied the Press Release of April 27, 2005 furnished to the Securities and Exchange Commission with FTI’s Form 8-K filed on April 28, 2005. During the conference call, FTI also discussed and responded to questions regarding our outlook for the remainder of 2005.

The information included herein, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Transcript of April 28, 2005, conference call of FTI Consulting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 2, 2005	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of April 28, 2005, conference call of FTI Consulting, Inc.